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As filed with the Securities and Exchange Commission on January 26, 2011

Registration No. 333-170911

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 2
TO
FORM S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

NISKA GAS STORAGE PARTNERS LLC
NISKA GAS STORAGE US, LLC
NISKA GAS STORAGE US FINANCE CORP.
NISKA GAS STORAGE CANADA ULC
NISKA GAS STORAGE CANADA FINANCE CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware Delaware Delaware Alberta Alberta (State or Other Jurisdiction of Incorporation or Organization)	4922 4922 4922 4922 4922 (Primary Standard Industrial Classification Code Number)	27-1855740 98-0523179 27-2014997 N/A N/A (I.R.S. Employer Identification Number)

1001 Fannin Street, Suite 2500
Houston, TX 77002
281-404-1890
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant's Principal Executive Offices)

Jason A. Dubchak
1001 Fannin Street, Suite 2500
Houston, TX 77002
281-404-1890
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

Copies to:
Mike Rosenwasser James J. Fox Vinson & Elkins L.L.P. 666 Fifth Avenue, 26th Floor New York, New York 10103 (212) 237-0000 (212) 237-0100 (fax)

Approximate date of commencement of proposed sale of the securities to the public:
As soon as practicable after the effective date of this Registration Statement.

          If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. ☐

          If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

          If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

          Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer," and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒ (Do not check if a smaller reporting company)	Smaller reporting company ☐

          If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

          Exchange Act Rule 13e-4(i) (Cross-Border Issue Tender Offer) ☐

          Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer) ☐

          The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

 TABLE OF ADDITIONAL REGISTRANT GUARANTORS

        The following are additional Registrants that guarantee the notes:

Exact Name of Registrant Guarantor(1)	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
Access Gas Services (Alberta) Inc.	Alberta	N/A
Access Gas Services (Ontario) Inc.	Ontario	N/A
Access Gas Services Inc.	British Columbia	N/A
AECO Gas Storage Partnership	Alberta	N/A
Enerstream Agency Services Inc.	Ontario	N/A
Niska Gas Storage Canada Finance Corp.	Alberta	N/A
Niska Gas Storage Canada L.P.	Delaware	N/A
Niska Gas Storage Canada ULC	Alberta	N/A
Niska Gas Storage Operations LLC	Delaware	27-2776914
Niska Gas Storage US Finance Corp.	Delaware	27-2014997
Niska Gas Storage US, LLC	Delaware	98-0523179
Niska Gas Storage, LLC	Delaware	20-4936889
Niska Gas Transport Inc.	Delaware	27-0838117
Niska GP Alberta ULC	Alberta	N/A
Niska GP ULC	Alberta	N/A
Niska GS Holdings I, LP	Delaware	20-4742739
Niska GS Holdings II, LP	Delaware	20-4742885
Niska Holdco ULC	Alberta	N/A
Niska Partners Coöperatief U.A.	Netherlands	N/A
Niska Partners Management ULC	Alberta	N/A
Niska US GP LLC	Delaware	27-2776858
Salt Plains Storage LLC	Delaware	20-4937080
Wild Goose Storage, LLC	Delaware	20-8050055

(1)
The address for the additional registrant guarantors is 1001 Fannin Street, Suite 2500, Houston, TX 77002, and the telephone number for the registrant guarantors is (281) 404-1890. The Primary Industrial Classification Code for the registrant guarantors is 4922.

 Explanatory Note

        The sole purpose of this Amendment No. 2 is to amend the signature page for Salt Plains Storage, LLC, included in the Registration Statement on Form S-4 (File No. 333-170991) initially filed with the Securities and Exchange Commission on December 1, 2010 and amended on January 13, 2010 (the "Form S-4"), and to file a revised Exhibit 5.1. Accordingly, this Amendment No. 2 consists only of this explanatory note, and revised versions of the facing page and Part II, including the signatures and the exhibit index. This Amendment No. 2 does not contain a copy of the prospectus that was included in the Form S-4, and is not intended to amend or delete any part of the prospectus.

 PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.    Indemnification of Directors and Officers.

        Under our operating agreement, we must indemnify our manager and its and our officers and directors to the fullest extent permitted by law, against liabilities, costs and expenses incurred by our manager or these other persons. We must provide this indemnification unless there has been a final and non-appealable judgment by a court of competent jurisdiction determining that these persons acted in bad faith or engaged in fraud or willful misconduct. We also must provide this indemnification for criminal proceedings unless our manager or these other persons acted with knowledge that their conduct was unlawful. Thus, our manager or these other persons could be indemnified for its negligent or grossly negligent acts if they meet the requirements set forth above. Any provision that includes indemnification for liabilities arising under the Securities Act is, according to the SEC, contrary to public policy and therefore unenforceable.

        Specifically, we will indemnify the following persons, in most circumstances, to the fullest extent permitted by law, from and against all losses, claims, damages or similar events:

  •
  our manager;

  •
  any departing manager;

  •
  any person who is or was a director, officer, fiduciary, trustee, manager or managing member of us or any of our subsidiaries (including the Issuers), our manager or any departing manager;

  •
  any person who is or was serving as a director, officer, fiduciary, trustee, manager or managing member of another person owing a fiduciary duty to us or any of our subsidiaries at the request of our manager or any departing manager;

  •
  any person who controls our manager; or

  •
  any person designated by our board.

        Any indemnification under the provisions of our operating agreement will only be out of our assets. Unless it otherwise agrees, our manager will not be personally liable for, or have any obligation to contribute or loan funds or assets to us to enable us to effectuate, indemnification.

        Subject to any terms, conditions or restrictions set forth in a operating agreement or limited liability company agreement, Section 18-108 of the Delaware Limited Liability Company Act empowers a Delaware limited liability company to indemnify and hold harmless any member or other persons from and against all claims and demands whatsoever.

        The Limited Liability Company Agreement of Niska US provides that none of the members, managers or officers of Niska US are liable to it for any act or omission done or omitted in good faith, unless such act or omission constitutes gross negligence, willful misconduct or a breach of the Limited Liability Company Agreement of Niska US. In addition, the Limited Liability Company Agreement of Niska US requires Niska US to indemnify any of its members, managers or officers to the fullest extent permitted by law against any loss, liability, damage, judgment, demand, claim, cost or expense incurred by or asserted against such persons, including, reasonable attorney's fees and disbursements incurred in defense thereof, arising our of any act or omission unless such act or omission constitutes bad faith, gross negligence or willful misconduct on the part of such person.

        The Certificate of Incorporation of US Finco provides that a director or officer will not be liable to it or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except for liability for:

  •
  any breach of such director or officer's duty of loyalty to the it or its stockholders;

  •
  for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of the law;

  •
  under section 174 of the Delaware General Corporation Law, or the DGCL, for unlawful payment of dividends or improper redemption of stock; or

  •
  for any transaction from which the director or officer derived an improper personal benefit.

        In addition, the bylaws of US Finco provide that it will indemnify, and advance expenses to, any officer or director to the fullest extent authorized by the DGCL and that US Finco may maintain insurance on behalf of its officers and directors against expense, liability or loss asserted incurred by them in their capacities as officers and directors.

        Section 145 of the DGCL provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement in connection with specified actions, suits and proceedings whether civil, criminal, administrative, or investigative, other than a derivative action by or in the right of the corporation, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification extends only to expenses, including attorneys' fees, incurred in connection with the defense or settlement of such action and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation's certificate of incorporation, bylaws, disinterested director vote, stockholder vote, agreement or otherwise.

        Each of Niska Canada and Canada Finco is incorporated under the Alberta Business Corporations Act, or the ABCA. Under the ABCA, each of Niska Canada and Canada Finco may indemnify an individual who is or was a director or officer of such corporations, or who is or was a director or officer of another corporation, of which such corporations are or were a shareholder or creditor, at the corporations' request, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the director or officer in respect of any civil, criminal or administrative action or proceeding, in which such eligible party is involved because of that association with such corporations or the other entity.

        However, indemnification is prohibited under the ABCA if: (i) such eligible party did not act honestly and in good faith with a view to such corporations' respective best interests (or the best interests of the other entity, as the case may be); and (ii) in the case of a criminal or administrative proceeding that is enforced by a monetary penalty, such eligible party did not have reasonable grounds for believing that such person's conduct was lawful.

        Subject to the foregoing, each of Niska Canada and Canada Finco may, with the approval of the Court of Queen's Bench of Alberta, indemnify or pay the expenses of an eligible party in respect of an action brought against the eligible party by such corporations or on such corporations' behalf to which the eligible party is made a party by reason of being or having been a director or officer of such corporations (or the other entity as the case may be).

        The ABCA provides that each of Niska Canada and Canada Finco may purchase and maintain insurance for the benefit of an eligible party (or their heirs and personal or other legal representatives of the eligible party) against any liability that may be incurred by reason of the eligible party being or having been a director or officer, or in an equivalent position of such corporations or that of an associated corporation, except when the liability relates to the person's failure to act honestly and in good faith with a view to the best interests of such corporations' or an associate corporation, as applicable.

        The by-laws of each of Niska Canada and Canada Finco provide that, subject to the limitations in the ABCA and except in respect of an action by or on behalf of such corporations or body corporate to procure a judgment in its favour, each of the corporations shall indemnify a director or officer of the corporation, a former director or officer of the corporation or a person who acts or acted at the corporation's request as a director or officer of a body corporate of which the corporation is or was a shareholder or creditor, and his heirs and legal representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a director or officer of the Corporation or body corporate, if: (i) he acted honestly and in good faith with a view to the best interests of the Corporation, and (ii) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful.

        The by-laws of each of Niska Canada and Canada Finco provide that such corporations shall, subject to the approval of the Court of Queen's Bench of Alberta, indemnify such officers and directors in respect of an action by or on behalf of such corporations or a body corporate to procure a judgment in its favour, to which he is made a party by reason of being or having been a director or an officer of the such corporations or body corporate, against all costs, charges and expenses reasonably incurred by him in connection with such action if he fulfills the above conditions.

        The by-laws of each of Niska Canada and Canada Finco further provide that such officers and directors shall be entitled to indemnity from such corporations in respect of all costs, charges and expenses reasonably incurred by him in connection with the defence of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a director or officer of such corporations or body corporate, if the person seeking indemnity: (i) was substantially successful on the merits of his defence of the action or proceeding; and (ii) fulfills the above conditions.

Item 21.    Exhibits and Financial Statement Schedules.

  (a)
  The following documents are filed as exhibits to this Registration Statement, including those exhibits incorporated herein by reference to a prior filing of the Company under the Securities Act or the Exchange Act as indicated in parentheses:

Exhibit Number			Description
3.1	**	—	Certificate of formation of Niska Gas Storage Partners LLC (incorporated by reference to exhibit 3.1 to Amendment No. 2 to the Company's registration statement on Form S-1 (Registration No. 333-165007), filed on April 15, 2010)
3.2	**	—
First Amended and Restated Operating Agreement of Niska Gas Storage Partners LLC dated May 17, 2010 (incorporated by reference to exhibit 3.1 of the Company's Current Report on Form 8-K filed on May 19, 2010)
3.3	**	—	Certificate of Formation of Niska Gas Storage US, LLC dated February 27, 2006
3.4	**	—	Certificate of Amendment to the Certificate of Formation of Niska Gas Storage US, LLC, dated April 18, 2006
3.5	**	—	Amended and Restated Limited Liability Company Agreement of Niska Gas Storage US, LLC, dated May 10, 2006
3.6	**	—	Certificate of Incorporation of Niska Gas Storage US Finance Corp., dated February 18, 2010
3.7	**	—	Bylaws of Niska Gas Storage US Finance Corp., dated February 18, 2010

Exhibit Number			Description
3.8	**	—	Certificate of Limited Partnership of Niska Gas Storage Canada, L.P., dated April 10, 2006
3.9	**	—	Certificate of Amendment to the Certificate of Limited Partnership of Niska Gas Storage Canada, L.P., dated April 18, 2006
3.10	**	—	Certificate of Amendment to the Certificate of Limited Partnership of Niska Gas Storage Canada, L.P., dated June 21, 2010
3.11	**	—	Agreement of Limited Partnership of Niska Gas Storage Canada, L.P., dated May 10, 2006
3.12	**	—	Certificate of Formation of Niska Gas Storage Operations LLC dated March 11, 2010
3.13	**	—	Limited Liability Company Agreement of Niska Gas Storage Operations LLC, dated March 11, 2010
3.14	**	—	Certificate of Formation of Niska Gas Storage LLC, dated May 4, 2006
3.15	**	—	Limited Liability Company Agreement of Niska Gas Storage LLC, dated May 4, 2006
3.16	**	—	Certificate of Incorporation of Niska Gas Transport Inc., dated August 28, 2009
3.17	**	—	Bylaws of Niska Gas Transport Inc., dated August 28, 2009
3.18	**	—	Certificate of Limited Partnership of Niska GS Holdings I, L.P., dated March 16, 2006
3.19	**	—	Certificate of Amendment to Certificate of Limited Partnership of Niska GS Holdings I, L.P. dated April 10, 2006
3.20	**	—	Certificate of Amendment to Certificate of Limited Partnership of Niska GS Holdings I, L.P. dated April 17, 2006
3.21	**	—	Certificate of Amendment to Certificate of Limited Partnership of Niska GS Holdings I, L.P. dated June 21, 2010
3.22	**	—	Amended and Restated Agreement of Limited Partnership of Niska GS Holdings I, L.P., dated March 5, 2010
3.23	**	—	Certificate of Limited Partnership of Niska GS Holdings, II L.P., dated January 23, 2006
3.24	**	—	Certificate of Amendment to Certificate of Limited Partnership of Niska GS Holdings II, L.P. dated April 10, 2006
3.25	**	—	Certificate of Amendment to Certificate of Limited Partnership of Niska GS Holdings II, L.P. dated April 17, 2006
3.26	**	—	Certificate of Amendment to Certificate of Limited Partnership of Niska GS Holdings II, L.P. dated June 21, 2010
3.27	**	—	Amended and Restated Agreement of Limited Partnership of Niska GS Holdings II, L.P., dated March 5, 2010
3.28	**	—	Certificate of Formation of Niska US GP dated March 2, 2010
3.29	**	—	Limited Liability Company Agreement of Niska US GP LLC, dated March 2, 2010
3.30	**	—	Certificate of Formation of Salt Plains Storage, LLC dated May 4, 2006
3.31	**	—	Limited Liability Company Agreement of Salt Plains Storage, LLC, dated May 4, 2006

Exhibit Number			Description
3.32	**	—	Certificate of Formation of Wild Goose Storage, LLC dated November 10, 2006
3.33	**	—	Limited Liability Company Agreement of Wild Goose Storage, LLC, dated November 9, 2006
3.34	**	—	Deed of Incorporation of Niska Partners Coöperatief U.A. dated April 21, 2010
3.35	**	—	Certificate of Incorporation of Access Gas Services (Alberta) Inc., dated September 18, 2009
3.36	**	—	Bylaws of Access Gas Services (Alberta) Inc.
3.37	**	—	Certificate of Incorporation of Access Gas Services (Ontario) Inc., dated August 19, 2008
3.38	**	—	Bylaws of Access Gas Services (Ontario) Inc.
3.39	**	—	Certificate of Incorporation of Access Gas Services Inc., dated October 6, 2006
3.40	**	—	Certificate of Change of Name of Access Gas Services Inc., dated October 6, 2006
3.41	**	—	Articles of Association of Access Gas Services Inc., dated October 5, 2006
3.42	**	—	Declaration of Partnership of AECO Gas Storage Partnership, dated October 14, 2005
3.43	**	—	Amendment to the Declaration of Partnership of AECO Gas Storage Partnership, dated July 13, 2006
3.44	**	—	AECO Gas Storage Partnership Partnership Agreement, dated October 14, 2005
3.45	**	—	Certificate of Incorporation of Enerstream Agency Services, Inc. dated August 19, 2008
3.46	**	—	Bylaws of Enerstream Agency Services Inc.
3.47	**	—	Certificate of Incorporation of Niska Gas Storage Canada Finance Corp. dated February 19, 2010
3.48	**	—	Bylaws of Niska Gas Storage Canada Finance Corp.
3.49	**	—	Certificate of Incorporation of Niska Gas Storage Canada ULC, dated March 02, 2006
3.50	**	—	Certificate of Amendment of Niska Gas Storage Canada ULC, dated April 20, 2006
3.51	**	—	Certificate of Amalgamation of Niska Gas Storage Canada ULC, dated July 13, 2006
3.52	**	—	Certificate of Amalgamation of Niska Gas Storage Canada ULC, dated July 13, 2006
3.53	**	—	Bylaws of Niska Gas Storage Canada ULC
3.54	**	—	Certificate of Incorporation of Niska GP Alberta ULC, dated May 09, 2006
3.55	**	—	Bylaws of Niska GP Alberta ULC
3.56	**	—	Certificate of Incorporation of Niska GP ULC, dated April 28, 2010
3.57	**	—	Bylaws of Niska GP ULC
3.58	**	—	Certificate of Incorporation of Niska Holdco ULC, dated April 26, 2010
3.59	**	—	Bylaws of Niska Holdco ULC
3.60	**	—	Certificate of Incorporation of Niska Partners Management Corp., dated April 23, 2010

Exhibit Number			Description
3.61	**	—	Certificate of Amendment and Registration of Restated Articles of Niska Partners Management Corp., dated April 23, 2010
3.62	**	—	Bylaws of Niska Partners Management Corp.
5.1	*	—	Opinion of Vinson & Elkins L.L.P.
5.2	**	—	Opinion of Bennett Jones LLP
5.3	**	—	Opinion of Bennett Jones LLP
5.4	**	—	Opinion of Patterson Adams
5.5	**	—	Opinion of Patterson Adams
5.6	**	—	Opinion of De Brauw Blackstone Westbroek N.V.
10.1	†**	—	Niska Gas Storage Partners LLC 2010 Long-Term Incentive Plan effective as of May 16, 2010 (incorporated by reference to exhibit 10.1 of the Company's Current Report on Form 8-K filed on May 19, 2010)
10.2	**	—	Contribution, Assignment and Assumption Agreement dated as of May 17, 2010 (incorporated by reference to exhibit 10.1 of the Company's Current Report on Form 8-K filed on May 12, 2010)
10.3	**	—
Credit Agreement dated as of March 5, 2010 among Niska Gas Storage US, LLC, as US Borrower, and AECO Gas Storage Partnership, as Canadian Borrower, Niska GS Holdings I, L.P., Niska GS Holdings II, L.P., Royal Bank of Canada, as Administrative Agent and Collateral Agent and the other lenders party thereto (incorporated by reference to exhibit 10.4 Amendment No. 1 to the Company's registration statement on Form S-1 (Registration No. 333-165007), filed on March 29, 2010)
10.4	**	—
Indenture dated as of March 5, 2010 among Niska Gas Storage US, LLC, Niska Gas Storage US Finance Corp., Niska Gas Storage Canada ULC and Niska Gas Storage Canada Finance Corp., as issuers, each of the Guarantors party thereto, and The Bank of New York Mellon, as Trustee (incorporated by reference to exhibit 10.5 Amendment No. 1 to the Company's registration statement on Form S-1 (Registration No. 333-165007), filed on March 29, 2010)
10.5	**	—
First Supplemental Indenture dated as of June 14, 2010 among Niska Gas Storage US, LLC, Niska Gas Storage US Finance Corp., Niska Gas Storage Canada ULC, as the issuers, the Guaranteeing Subsidiaries set forth on Schedule 1 thereto, the other Guarantors party thereto, and The Bank of New York Mellon, as Trustee under the Indenture dated March 5, 2010, among the issuers, the Guarantors party thereto and the Trustee.
10.6	**	—
Registration Rights Agreement dated as of March 5, 2010 by and among Niska Gas Storage US, LLC, Niska Gas Storage US Finance Corp., Niska Gas Storage Canada ULC, Niska Gas Storage Canada Finance Corp., the Guarantors party thereto, and the representatives of the several purchasers named therein (incorporated by reference to exhibit 10.6 Amendment No. 1 to the Company's registration statement on Form S-1 (Registration No. 333-165007), filed on March 29, 2010)
10.7	†**	—
Executive Employment Agreement of David Pope dated August 20, 2006 (incorporated by reference to exhibit 10.8 Amendment No. 1 to the Company's registration statement on Form S-1 (Registration No. 333-165007), filed on March 29, 2010)

Exhibit Number			Description
10.8	†**	—	Amendment to Executive Employment Agreement of David Pope dated March 1, 2009 (incorporated by reference to exhibit 10.9 Amendment No. 1 to the Company's registration statement on Form S-1 (Registration No. 333-165007), filed on March 29, 2010)
10.9	**	—
Registration Rights Agreement between Niska Gas Storage Partners LLC and Niska Sponsor Holdings Coöperatief U.A. dated May 17, 2010 (incorporated by reference to exhibit 10.2 of the Company's Current Report on Form 8-K filed on May 19, 2010)
10.10	**	—
Services Agreement dated March 5, 2010 among AECO Gas Storage Partnership, Niska GS Holdings US, L.P. and Niska GS Holdings Canada, L.P. (incorporated by reference to exhibit 10.3 to Amendment No. 1 to the Company's registration statement on Form S-1 (Registration No. 333-165007), filed on March 29, 2010)
12.1	**	—	Statement regarding computation of ratios.
21.1	**	—
List of Subsidiaries of Niska Gas Storage Partners LLC (incorporated by reference to exhibit 21.1 to Amendment No. 1 to the Company's registration statement on Form S-1 (Registration No. 333-165007), filed on March 29, 2010)
23.1	**	—	Consent of KPMG
23.2	**	—	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1)
23.3	**	—	Consent of Bennett Jones LLP (included in Exhibit 5.2)
23.4	**	—	Consent of Patterson Adams (included in Exhibit 5.4)
23.5	**	—	Consent of De Brauw Blackstone Westbroek (included in Exhibit 5.6)
24.1	**	—	Powers of Attorney
25.1	**	—	Statement of Eligibility of the Bank of New York Mellon on Form T-1

*
Filed herewith.

**
Previously filed.

†
Management contract or compensatory plan or arrangement.
  (b)
  Financial Statement Schedules.

        Schedules are omitted because they either are not required or are not applicable or because equivalent information has been included in the financial statements, the notes thereto or elsewhere herein.

Item 22.    Undertakings.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrants, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of a registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, such registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

        Each registrant hereby undertakes:

  (1)
  To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

  (a)
  to include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

  (b)
  to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

  (c)
  to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

  (2)
  That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (3)
  To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

  (4)
  That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if such registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

  (5)
  That, for the purpose of determining liability of such registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, in a primary offering of securities of such registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

  (a)
  any preliminary prospectus or prospectus of the undersigned registrants relating to the offering required to be filed pursuant to Rule 424;

    (b)
    any free writing prospectus relating to the offering prepared by or on behalf of such registrant or used or referred to by the undersigned registrants;

    (c)
    the portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrants or their securities provided by or on behalf of such registrant; and

    (d)
    any other communication that is an offer in the offering made by such registrant to the purchaser.

  (6)
  That, for purposes of determining any liability under the Securities Act of 1933, each filing of a registrant annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (7)
  To deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934; and, where interim financial information required to be presented by Article 3 of Regulation S-X are not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

  (8)
  To respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

  (9)
  To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on January 26, 2011.

NISKA GAS STORAGE US, LLC
By:	/s/ DAVID F. POPE David F. Pope President

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signatures	Title	Date

* DAVID F. POPE	President and Director (Principal Executive Officer)	January 26, 2011
* VANCE E. POWERS	Chief Financial Officer (Principal Financial and Accounting Officer)	January 26, 2011
* ANDREW W. WARD	Director	January 26, 2011
* WILLIAM H. SHEA, JR.	Director	January 26, 2011
* GEORGE A. O'BRIEN	Director	January 26, 2011

*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak, as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on January 26, 2011.

NISKA GAS STORAGE US FINANCE CORP.
By:	/s/ DAVID F. POPE David F. Pope Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signatures	Title	Date

* DAVID F. POPE	Chief Executive Officer and Director (Principal Executive Officer)	January 26, 2011
* VANCE E. POWERS	Chief Financial Officer (Principal Financial and Accounting Officer)	January 26, 2011
* ANDREW W. WARD	Director	January 26, 2011
* WILLIAM H. SHEA, JR.	Director	January 26, 2011
* GEORGE A. O'BRIEN	Director	January 26, 2011
* E. Bartow Jones	Director	January 26, 2011

*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak, as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on January 26, 2011.

NISKA GAS STORAGE CANADA ULC
By:	/s/ DAVID F. POPE David F. Pope President

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signatures	Title	Date

* DAVID F. POPE	President and Director (Principal Executive Officer)	January 26, 2011
* VANCE E. POWERS	Chief Financial Officer (Principal Financial and Accounting Officer)	January 26, 2011
* ANDREW W. WARD	Director	January 26, 2011
* WILLIAM H. SHEA, JR.	Director	January 26, 2011
* GEORGE A. O'BRIEN	Director	January 26, 2011

*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak, as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on January 26, 2011.

NISKA GAS STORAGE CANADA FINANCE CORP.
By:	/s/ DAVID F. POPE David F. Pope President

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signatures	Title	Date

* DAVID F. POPE	President and Director (Principal Executive Officer)	January 26, 2011
* VANCE E. POWERS	Chief Financial Officer (Principal Financial and Accounting Officer)	January 26, 2011
* ANDREW W. WARD	Director	January 26, 2011
* E. BARTOW JONES	Director	January 26, 2011
* GEORGE A. O'BRIEN	Director	January 26, 2011

*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak, as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on January 26, 2011.

NISKA GAS STORAGE PARTNERS LLC
By:	/s/ DAVID F. POPE David F. Pope Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* DAVID F. POPE	President, Chief Executive Officer and Director (Principal Executive Officer)	January 26, 2011
* VANCE E. POWERS	Chief Financial Officer (Principal Financial and Accounting Officer)	January 26, 2011
* DEBORAH M. FRETZ	Director	January 26, 2011
* E. BARTOW JONES	Director	January 26, 2011
* STEPHEN C. MUTHER	Director	January 26, 2011
* GEORGE A. O'BRIEN	Director	January 26, 2011
* WILLIAM H. SHEA JR.	Director	January 26, 2011

Signature	Title	Date

* ANDREW W. WARD	Director	January 26, 2011

*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak, as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on January 26, 2011.

ACCESS GAS SERVICES (ALBERTA) INC.
By:	/s/ DAVID F. POPE David F. Pope Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signature	Title	Date

* DAVID F. POPE	Chief Executive Officer and Director (Principal Executive Officer)	January 26, 2011
* VANCE E. POWERS	Chief Financial Officer (Principal Financial and Accounting Officer)	January 26, 2011
/s/ JASON A. DUBCHAK JASON A. DUBCHAK	Vice President, General Counsel, Corporate Secretary and Director	January 26, 2011

*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak, as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on January 26, 2011.

ACCESS GAS SERVICES (ONTARIO) INC.
By:	/s/ DAVID F. POPE David F. Pope Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signatures	Title	Date

* DAVID F. POPE	Chief Executive Officer and Director (Principal Executive Officer)	January 26, 2011
* VANCE E. POWERS	Chief Financial Officer (Principal Financial and Accounting Officer)	January 26, 2011
/s/ JASON A. DUBCHAK JASON A. DUBCHAK	Vice President, General Counsel, Corporate Secretary and Director	January 26, 2011

*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak, as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on January 26, 2011.

ACCESS GAS SERVICES INC.
By:	/s/ DAVID F. POPE David F. Pope Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signatures	Title	Date

* DAVID F. POPE	Chief Executive Officer and Director (Principal Executive Officer)	January 26, 2011
* VANCE E. POWERS	Chief Financial Officer (Principal Financial and Accounting Officer)	January 26, 2011
/s/ JASON A. DUBCHAK JASON A. DUBCHAK	Vice President, General Counsel, Corporate Secretary and Director	January 26, 2011
* TOM DIXON	Vice-President and Director	January 26, 2011

*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak, as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on January 26, 2011.

AECO GAS STORAGE PARTNERSHIP BY NISKA GAS STORAGE CANADA ULC, ITS MANAGING PARTNER
By:	/s/ DAVID F. POPE David F. Pope President

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signatures	Title	Date

* DAVID F. POPE	President and Director of Niska Gas Storage Canada ULC, Managing Partner of AECO Gas Storage Partnership (Principal Executive Officer)	January 26, 2011
* VANCE E. POWERS	Chief Financial Officer of Niska Gas Storage Canada ULC, Managing Partner of AECO Gas Storage Partnership (Principal Financial and Accounting Officer)	January 26, 2011
* ANDREW W. WARD	Director of Niska Gas Storage Canada ULC, Managing Partner of AECO Gas Storage Partnership	January 26, 2011
* GEORGE A. O'BRIEN	Director of Niska Gas Storage Canada ULC, Managing Partner of AECO Gas Storage Partnership	January 26, 2011
* WILLIAM H. SHEA, JR.	Director of Niska Gas Storage Canada ULC, Managing Partner of AECO Gas Storage Partnership	January 26, 2011

*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak, as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on January 26, 2011.

ENERSTREAM AGENCY SERVICES INC.
By:	/s/ DAVID F. POPE David F. Pope Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signatures	Title	Date

* DAVID F. POPE	Chief Executive Officer and Director (Principal Executive Officer)	January 26, 2011
* VANCE E. POWERS	Chief Financial Officer (Principal Financial and Accounting Officer)	January 26, 2011
/s/ JASON A. DUBCHAK JASON A. DUBCHAK	Vice President, General Counsel, Corporate Secretary and Director	January 26, 2011

*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak, as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on January 26, 2011.

NISKA GAS STORAGE CANADA, L.P. BY NISKA GP ULC ITS GENERAL PARTNER
By:	/s/ DAVID F. POPE David F. Pope President

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signatures	Title	Date

* DAVID F. POPE	President and Director of Niska GP ULC, General Partner of Niska Gas Storage Canada, L.P. (Principal Executive Officer)	January 26, 2011
* VANCE E. POWERS	Chief Financial Officer of Niska GP ULC, General Partner of Niska Gas Storage Canada, L.P. (Principal Financial and Accounting Officer)	January 26, 2011
* ANDREW W. WARD	Director of Niska GP ULC, General Partner of Niska Gas Storage Canada, L.P.	January 26, 2011
* E. BARTOW JONES	Director of Niska GP ULC, General Partner of Niska Gas Storage Canada, L.P.	January 26, 2011
* GEORGE A. O'BRIEN	Director of Niska GP ULC, General Partner of Niska Gas Storage Canada, L.P.	January 26, 2011

*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak, as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on January 26, 2011.

NISKA GAS STORAGE OPERATIONS LLC BY NISKA GAS STORAGE PARTNERS LLC, ITS SOLE MEMBER
By:	/s/ DAVID F. POPE David F. Pope Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signatures	Title	Date

* DAVID F. POPE	Director, President and Chief Executive Officer of Niska Gas Storage Partners LLC, Sole Member of Niska Gas Storage Operations LLC (Principal Executive Officer)	January 26, 2011
* VANCE E. POWERS	Chief Financial Officer of Niska Gas Storage Partners LLC, Sole Member of Niska Gas Storage Operations LLC (Principal Financial and Accounting Offcier)	January 26, 2011
* ANDREW W. WARD	Director of Niska Gas Storage Partners LLC, Sole Member of Niska Gas Storage Operations LLC	January 26, 2011
* WILLIAM H. SHEA, JR.	Director of Niska Gas Storage Partners LLC, Sole Member of Niska Gas Storage Operations LLC	January 26, 2011
* GEORGE A. O'BRIEN	Director of Niska Gas Storage Partners LLC, Sole Member of Niska Gas Storage Operations LLC	January 26, 2011

Signatures	Title	Date

* E. BARTOW JONES	Director of Niska Gas Storage Partners LLC, Sole Member of Niska Gas Storage Operations LLC	January 26, 2011
* DEBORAH M. FRETZ	Director of Niska Gas Storage Partners LLC, Sole Member of Niska Gas Storage Operations LLC	January 26, 2011
* STEPHEN C. MUTHER	Director of Niska Gas Storage Partners LLC, Sole Member of Niska Gas Storage Operations LLC	January 26, 2011

*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak, as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on January 26, 2011.

NISKA GAS STORAGE LLC
By:	/s/ DAVID F. POPE David F. Pope President

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signature	Title	Date

* DAVID F. POPE	President and Director (Principal Executive Officer)	January 26, 2011
* VANCE E. POWERS	Chief Financial Officer (Principal Financial and Accounting Officer)	January 26, 2011
* ANDREW W. WARD	Director	January 26, 2011
* WILLIAM H. SHEA, JR.	Director	January 26, 2011
* GEORGE A. O'BRIEN	Director	January 26, 2011

*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak, as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on January 26, 2011.

NISKA GAS TRANSPORT INC.
By:	/s/ DAVID F. POPE David F. Pope President

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signature	Title	Date

* DAVID F. POPE	President and Director (Principal Executive Officer)	January 26, 2011
* VANCE E. POWERS	Chief Financial Officer (Principal Financial and Accounting Officer)	January 26, 2011
* ANDREW W. WARD	Director	January 26, 2011
* WILLIAM H. SHEA, JR.	Director	January 26, 2011
* GEORGE A. O'BRIEN	Director	January 26, 2011

*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak, as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on January 26, 2011.

NISKA GP ALBERTA ULC
By:	/s/ ANDREW WARD Andrew Ward Authorized Signatory

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signature	Title	Date

* ANDREW W. WARD	Authorized Signatory and Director (Principal Executive Officer)	January 26, 2011
* VANCE E. POWERS	Chief Financial Officer (Principal Financial and Accounting Officer)	January 26, 2011
* DAVID F. POPE	Director	January 26, 2011
* WILLIAM H. SHEA, JR.	Director	January 26, 2011
* GEORGE A. O'BRIEN	Director	January 26, 2011

*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak, as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on January 26, 2011.

NISKA GP ULC
By:	/s/ DAVID F. POPE DAVID F. POPE President

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signatures	Title	Date

* DAVID F. POPE	President and Director (Principal Executive Officer)	January 26, 2011
* VANCE E. POWERS	Chief Financial Officer (Principal Financial and Accounting Officer)	January 26, 2011
* ANDREW W. WARD	Director	January 26, 2011
* GEORGE A. O'BRIEN	Director	January 26, 2011
* E. BARTOW JONES	Director	January 26, 2011

*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak, as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on January 26, 2011.

NISKA GS HOLDINGS I, L.P. BY NISKA US GP LLC, ITS GENERAL PARTNER BY NISKA GAS STORAGE PARTNERS LLC, ITS SOLE MEMBER
By:	/s/ DAVID F. POPE David F. Pope Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signatures	Title	Date

* DAVID F. POPE	President, Chief Executive Officer and Director of Niska Gas Storage Partners LLC, Sole Member of Niska GP US LLC, General Partner of Niska GS Holdings I, L.P. (Principal Executive Officer)	January 26, 2011
* VANCE E. POWERS	Chief Financial Officer of Niska Gas Storage Partners LLC, Sole Member of Niska GP US LLC, General Partner of Niska GS Holdings I, L.P. (Principal Financial and Accounting Officer)	January 26, 2011
* ANDREW W. WARD	Director of Niska Gas Storage Partners LLC, Sole Member of Niska GP US LLC, General Partner of Niska GS Holdings I, L.P.	January 26, 2011
* DEBORAH M. FRETZ	Director of Niska Gas Storage Partners LLC, Sole Member of Niska GP US LLC, General Partner of Niska GS Holdings I, L.P.	January 26, 2011

Signatures	Title	Date

* WILLIAM H. SHEA, JR.	Director of Niska Gas Storage Partners LLC, Sole Member of Niska GP US LLC, General Partner of Niska GS Holdings I, L.P.	January 26, 2011
* GEORGE A. O'BRIEN	Director of Niska Gas Storage Partners LLC, Sole Member of Niska GP US LLC, General Partner of Niska GS Holdings I, L.P.	January 26, 2011
* E. BARTOW JONES	Director of Niska Gas Storage Partners LLC, Sole Member of Niska GP US LLC, General Partner of Niska GS Holdings I, L.P.	January 26, 2011

*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak, as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on January 26, 2011.

NISKA GS HOLDINGS II, L.P. BY NISKA GP ULC, ITS GENERAL PARTNER
By:	/s/ DAVID F. POPE David F. Pope President

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signatures	Title	Date

* DAVID F. POPE	President and Director of Niska GP ULC, General Partner of Niska GS Holdings II, L.P. (Principal Executive Officer)	January 26, 2011
* VANCE E. POWERS	Chief Financial Officer of Niska GP ULC, General Partner of Niska GS Holdings II, L.P. (Principal Financial and Accounting Officer)	January 26, 2011
* ANDREW W. WARD	Director of Niska GP ULC, General Partner of Niska GS Holdings II, L.P.	January 26, 2011
* GEORGE A. O'BRIEN	Director of Niska GP ULC, General Partner of Niska GS Holdings II, L.P.	January 26, 2011
* E. BARTOW JONES	Director of Niska GP ULC, General Partner of Niska GS Holdings II, L.P.	January 26, 2011

*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak, as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on January 26, 2011.

NISKA HOLDCO ULC
By:	/s/ DAVID F. POPE David F. Pope President

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signatures	Title	Date

* DAVID F. POPE	President and Director (Principal Executive Officer)	January 26, 2011
* VANCE E. POWERS	Chief Financial Officer (Principal Financial and Accounting Officer)	January 26, 2011
* ANDREW W. WARD	Director	January 26, 2011
* GEORGE A. O'BRIEN	Director	January 26, 2011
* E. BARTOW JONES	Director	January 26, 2011

*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak, as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on January 26, 2011.

NISKA PARTNERS COÖPERATIEF U.A.
By:	/s/ DAVID F. POPE David F. Pope Managing Director A

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signatures	Title	Date

* DAVID F. POPE	Managing Director A (Principal Executive Officer)	January 26, 2011
* VANCE E. POWERS	Principal Financial and Accounting Officer	January 26, 2011
* E. BARTOW JONES	Managing Director A	January 26, 2011
* KUAN YOE THE	Managing Director B	January 26, 2011
* N.J.J.M. WOLTHUIS-GEERAEDTS	Managing Director B	January 26, 2011

*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak, as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on January 26, 2011.

NISKA PARTNERS MANAGEMENT ULC
By:	/s/ DAVID F. POPE David F. Pope President

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signatures	Title	Date

* DAVID F. POPE	President and Director (Principal Executive Officer)	January 26, 2011
* VANCE E. POWERS	Chief Financial Officer (Principal Financial and Accounting Officer)	January 26, 2011
* ANDREW W. WARD	Director	January 26, 2011
* GEORGE A. O'BRIEN	Director	January 26, 2011
* E. BARTOW JONES	Director	January 26, 2011

*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak, as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on January 26, 2011.

NISKA US GP LLC
BY NISKA GAS STORAGE PARTNERS LLC, ITS SOLE MEMBER
By:	/s/ DAVID F. POPE David F. Pope Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signatures	Title	Date

* DAVID F. POPE	President, Chief Executive Officer and Director of Niska Gas Storage Partners LLC, Sole Member of Niska US GP LLC (Principal Executive Officer)	January 26, 2011
* VANCE E. POWERS	Chief Financial Officer of Niska Gas Storage Partners LLC, Sole Member of Niska US GP LLC (Principal Financial and Accounting Officer)	January 26, 2011
* ANDREW W. WARD	Director of Niska Gas Storage Partners LLC, Sole Member of Niska US GP LLC	January 26, 2011
* WILLIAM H. SHEA, JR.	Director of Niska Gas Storage Partners LLC, Sole Member of Niska US GP LLC	January 26, 2011
* GEORGE A. O'BRIEN	Director of Niska Gas Storage Partners LLC, Sole Member of Niska US GP LLC	January 26, 2011
* E. BARTOW JONES	Director of Niska Gas Storage Partners LLC, Sole Member of Niska US GP LLC	January 26, 2011
* DEBORAH M. FRETZ	Director of Niska Gas Storage Partners LLC, Sole Member of Niska US GP LLC	January 26, 2011
* STEPHEN C. MUTHER	Director of Niska Gas Storage Partners LLC, Sole Member of Niska US GP LLC	January 26, 2011

*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak, as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on January 26, 2011.

SALT PLAINS STORAGE, LLC
By:	/s/ DAVID F. POPE David F. Pope President

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

* DAVID F. POPE	President and Director (Principal Executive Officer)	January 26, 2011
* VANCE E. POWERS	Chief Financial Officer (Principal Financial and Accounting Officer)	January 26, 2011
* ANDREW W. WARD	Director	January 26, 2011
* GEORGE A. O'BRIEN	Director	January 26, 2011
* WILLIAM H. SHEA, JR.	Director	January 26, 2011

*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak, as attorney in fact

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calgary, Province of Alberta, on January 26, 2011.

WILD GOOSE STORAGE, LLC
By:	/s/ DAVID F. POPE David F. Pope President

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signatures	Title	Date

* DAVID F. POPE	President and Director (Principal Executive Officer)	January 26, 2011
* VANCE E. POWERS	Chief Financial Officer (Principal Financial and Accounting Officer)	January 26, 2011
* ANDREW W. WARD	Director	January 26, 2011
* GEORGE A. O'BRIEN	Director	January 26, 2011
* WILLIAM H. SHEA, JR.	Director	January 26, 2011

*By:	/s/ JASON A. DUBCHAK Jason A. Dubchak, as attorney in fact

 EXHIBIT LIST

Exhibit Number			Description
3.1	**	—	Certificate of formation of Niska Gas Storage Partners LLC (incorporated by reference to exhibit 3.1 to Amendment No. 2 to the Company's registration statement on Form S-1 (Registration No. 333-165007), filed on April 15, 2010)
3.2	**	—
First Amended and Restated Operating Agreement of Niska Gas Storage Partners LLC dated May 17, 2010 (incorporated by reference to exhibit 3.1 of the Company's Current Report on Form 8-K filed on May 19, 2010)
3.3	**	—	Certificate of Formation of Niska Gas Storage US, LLC dated February 27, 2006
3.4	**	—	Certificate of Amendment to the Certificate of Formation of Niska Gas Storage US, LLC, dated April 18, 2006
3.5	**	—	Amended and Restated Limited Liability Company Agreement of Niska Gas Storage US, LLC, dated May 10, 2006
3.6	**	—	Certificate of Incorporation of Niska Gas Storage US Finance Corp., dated February 18, 2010
3.7	**	—	Bylaws of Niska Gas Storage US Finance Corp., dated February 18, 2010
3.8	**	—	Certificate of Limited Partnership of Niska Gas Storage Canada, L.P., dated April 10, 2006
3.9	**	—	Certificate of Amendment to the Certificate of Limited Partnership of Niska Gas Storage Canada, L.P., dated April 18, 2006
3.10	**	—	Certificate of Amendment to the Certificate of Limited Partnership of Niska Gas Storage Canada, L.P., dated June 21, 2010
3.11	**	—	Agreement of Limited Partnership of Niska Gas Storage Canada, L.P., dated May 10, 2006
3.12	**	—	Certificate of Formation of Niska Gas Storage Operations LLC dated March 11, 2010
3.13	**	—	Limited Liability Company Agreement of Niska Gas Storage Operations LLC, dated March 11, 2010
3.14	**	—	Certificate of Formation of Niska Gas Storage LLC, dated May 4, 2006
3.15	**	—	Limited Liability Company Agreement of Niska Gas Storage LLC, dated May 4, 2006
3.16	**	—	Certificate of Incorporation of Niska Gas Transport Inc., dated August 28, 2009
3.17	**	—	Bylaws of Niska Gas Transport Inc., dated August 28, 2009
3.18	**	—	Certificate of Limited Partnership of Niska GS Holdings I, L.P., dated March 16, 2006
3.19	**	—	Certificate of Amendment to Certificate of Limited Partnership of Niska GS Holdings I, L.P. dated April 10, 2006
3.20	**	—	Certificate of Amendment to Certificate of Limited Partnership of Niska GS Holdings I, L.P. dated April 17, 2006
3.21	**	—	Certificate of Amendment to Certificate of Limited Partnership of Niska GS Holdings I, L.P. dated June 21, 2010
3.22	**	—	Amended and Restated Agreement of Limited Partnership of Niska GS Holdings I, L.P., dated March 5, 2010

Exhibit Number			Description
3.23	**	—	Certificate of Limited Partnership of Niska GS Holdings, II L.P., dated January 23, 2006
3.24	**	—	Certificate of Amendment to Certificate of Limited Partnership of Niska GS Holdings II, L.P. dated April 10, 2006
3.25	**	—	Certificate of Amendment to Certificate of Limited Partnership of Niska GS Holdings II, L.P. dated April 17, 2006
3.26	**	—	Certificate of Amendment to Certificate of Limited Partnership of Niska GS Holdings II, L.P. dated June 21, 2010
3.27	**	—	Amended and Restated Agreement of Limited Partnership of Niska GS Holdings II, L.P., dated March 5, 2010
3.28	**	—	Certificate of Formation of Niska US GP dated March 2, 2010
3.29	**	—	Limited Liability Company Agreement of Niska US GP LLC, dated March 2, 2010
3.30	**	—	Certificate of Formation of Salt Plains Storage, LLC dated May 4, 2006
3.31	**	—	Limited Liability Company Agreement of Salt Plains Storage, LLC, dated May 4, 2006
3.32	**	—	Certificate of Formation of Wild Goose Storage, LLC dated November 10, 2006
3.33	**	—	Limited Liability Company Agreement of Wild Goose Storage, LLC, dated November 9, 2006
3.34	**	—	Deed of Incorporation of Niska Partners Coöperatief U.A. dated April 21, 2010
3.35	**	—	Certificate of Incorporation of Access Gas Services (Alberta) Inc., dated September 18, 2009
3.36	**	—	Bylaws of Access Gas Services (Alberta) Inc.
3.37	**	—	Certificate of Incorporation of Access Gas Services (Ontario) Inc., dated August 19, 2008
3.38	**	—	Bylaws of Access Gas Services (Ontario) Inc.
3.39	**	—	Certificate of Incorporation of Access Gas Services Inc., dated October 6, 2006
3.40	**	—	Certificate of Change of Name of Access Gas Services Inc., dated October 6, 2006
3.41	**	—	Articles of Association of Access Gas Services Inc., dated October 5, 2006
3.42	**	—	Declaration of Partnership of AECO Gas Storage Partnership, dated October 14, 2005
3.43	**	—	Amendment to the Declaration of Partnership of AECO Gas Storage Partnership, dated July 13, 2006
3.44	**	—	AECO Gas Storage Partnership Partnership Agreement, dated October 14, 2005
3.45	**	—	Certificate of Incorporation of Enerstream Agency Services, Inc. dated August 19, 2008
3.46	**	—	Bylaws of Enerstream Agency Services Inc.
3.47	**	—	Certificate of Incorporation of Niska Gas Storage Canada Finance Corp. dated February 19, 2010
3.48	**	—	Bylaws of Niska Gas Storage Canada Finance Corp.
3.49	**	—	Certificate of Incorporation of Niska Gas Storage Canada ULC, dated March 02, 2006

Exhibit Number			Description
3.50	**	—	Certificate of Amendment of Niska Gas Storage Canada ULC, dated April 20, 2006
3.51	**	—	Certificate of Amalgamation of Niska Gas Storage Canada ULC, dated July 13, 2006
3.52	**	—	Certificate of Amalgamation of Niska Gas Storage Canada ULC, dated July 13, 2006
3.53	**	—	Bylaws of Niska Gas Storage Canada ULC
3.54	**	—	Certificate of Incorporation of Niska GP Alberta ULC, dated May 09, 2006
3.55	**	—	Bylaws of Niska GP Alberta ULC
3.56	**	—	Certificate of Incorporation of Niska GP ULC, dated April 28, 2010
3.57	**	—	Bylaws of Niska GP ULC
3.58	**	—	Certificate of Incorporation of Niska Holdco ULC, dated April 26, 2010
3.59	**	—	Bylaws of Niska Holdco ULC
3.60	**	—	Certificate of Incorporation of Niska Partners Management Corp., dated April 23, 2010
3.61	**	—	Certificate of Amendment and Registration of Restated Articles of Niska Partners Management Corp., dated April 23, 2010
3.62	**	—	Bylaws of Niska Partners Management Corp.
5.1	*	—	Opinion of Vinson & Elkins L.L.P.
5.2	**	—	Opinion of Bennett Jones LLP
5.3	**	—	Opinion of Bennett Jones LLP
5.4	**	—	Opinion of Patterson Adams
5.5	**	—	Opinion of Patterson Adams
5.6	**	—	Opinion of De Brauw Blackstone Westbroek N.V.
10.1	†**	—	Niska Gas Storage Partners LLC 2010 Long-Term Incentive Plan effective as of May 16, 2010 (incorporated by reference to exhibit 10.1 of the Company's Current Report on Form 8-K filed on May 19, 2010)
10.2	**	—	Contribution, Assignment and Assumption Agreement dated as of May 17, 2010 (incorporated by reference to exhibit 10.1 of the Company's Current Report on Form 8-K filed on May 12, 2010)
10.3	**	—
Credit Agreement dated as of March 5, 2010 among Niska Gas Storage US, LLC, as US Borrower, and AECO Gas Storage Partnership, as Canadian Borrower, Niska GS Holdings I, L.P., Niska GS Holdings II, L.P., Royal Bank of Canada, as Administrative Agent and Collateral Agent and the other lenders party thereto (incorporated by reference to exhibit 10.4 Amendment No. 1 to the Company's registration statement on Form S-1 (Registration No. 333-165007), filed on March 29, 2010)
10.4	**	—
Indenture dated as of March 5, 2010 among Niska Gas Storage US, LLC, Niska Gas Storage US Finance Corp., Niska Gas Storage Canada ULC and Niska Gas Storage Canada Finance Corp., as issuers, each of the Guarantors party thereto, and The Bank of New York Mellon, as Trustee (incorporated by reference to exhibit 10.5 Amendment No. 1 to the Company's registration statement on Form S-1 (Registration No. 333-165007), filed on March 29, 2010)

Exhibit Number			Description
10.5	**	—	First Supplemental Indenture dated as of June 14, 2010 among Niska Gas Storage US, LLC, Niska Gas Storage US Finance Corp., Niska Gas Storage Canada ULC, as the issuers, the Guaranteeing Subsidiaries set forth on Schedule 1 thereto, the other Guarantors party thereto, and The Bank of New York Mellon, as Trustee under the Indenture dated March 5, 2010, among the issuers, the Guarantors party thereto and the Trustee.
10.6	**	—
Registration Rights Agreement dated as of March 5, 2010 by and among Niska Gas Storage US, LLC, Niska Gas Storage US Finance Corp., Niska Gas Storage Canada ULC, Niska Gas Storage Canada Finance Corp., the Guarantors party thereto, and the representatives of the several purchasers named therein (incorporated by reference to exhibit 10.6 Amendment No. 1 to the Company's registration statement on Form S-1 (Registration No. 333-165007), filed on March 29, 2010)
10.7	†**	—
Executive Employment Agreement of David Pope dated August 20, 2006 (incorporated by reference to exhibit 10.8 Amendment No. 1 to the Company's registration statement on Form S-1 (Registration No. 333-165007), filed on March 29, 2010)
10.8	†**	—
Amendment to Executive Employment Agreement of David Pope dated March 1, 2009 (incorporated by reference to exhibit 10.9 Amendment No. 1 to the Company's registration statement on Form S-1 (Registration No. 333-165007), filed on March 29, 2010)
10.9	**	—
Registration Rights Agreement between Niska Gas Storage Partners LLC and Niska Sponsor Holdings Coöperatief U.A. dated May 17, 2010 (incorporated by reference to exhibit 10.2 of the Company's Current Report on Form 8-K filed on May 19, 2010)
10.10	**	—
Services Agreement dated March 5, 2010 among AECO Gas Storage Partnership, Niska GS Holdings US, L.P. and Niska GS Holdings Canada, L.P. (incorporated by reference to exhibit 10.3 to Amendment No. 1 to the Company's registration statement on Form S-1 (Registration No. 333-165007), filed on March 29, 2010)
12.1	**	—	Statement regarding computation of ratios.
21.1	**	—
List of Subsidiaries of Niska Gas Storage Partners LLC (incorporated by reference to exhibit 21.1 to Amendment No. 1 to the Company's registration statement on Form S-1 (Registration No. 333-165007), filed on March 29, 2010)
23.1	**	—	Consent of KPMG
23.2	**	—	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1)
23.3	**	—	Consent of Bennett Jones LLP (included in Exhibit 5.2)
23.4	**	—	Consent of Patterson Adams (included in Exhibit 5.4)
23.5	**	—	Consent of De Brauw Blackstone Westbroek (included in Exhibit 5.6)
24.1	**	—	Powers of Attorney
25.1	**	—	Statement of Eligibility of the Bank of New York Mellon on Form T-1

*
Filed herewith.

**
Previously filed.

†
Management contract or compensatory plan or arrangement.

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TABLE OF ADDITIONAL REGISTRANT GUARANTORS
Explanatory Note
PART II INFORMATION NOT REQUIRED IN PROSPECTUS
  Item 20. Indemnification of Directors and Officers.
  Item 21. Exhibits and Financial Statement Schedules.
  Item 22. Undertakings.
EXHIBIT LIST